SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Date of report)	October 18, 2007
(Date of earliest event reported)	October 16, 2007

ONEOK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)
Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103-4298

(Zip code)

(918) 588-7000

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Item 8.01	Other Events

On October 16, 2007, the board of directors of our general partner, ONEOK Partners GP, L.L.C., announced an increase in our quarterly cash distribution to $1.01 per unit from $1.00 per unit, resulting in an annualized distribution of $4.04. The third quarter distribution is payable on November 14, 2007, to unitholders of record as of October 31, 2007.

Item 9.01	Financial Statements and Exhibits
Exhibits

99.1 Press release issued by ONEOK Partners, L.P. dated October 16, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	October 18, 2007	By:	/s/ Curtis L. Dinan
Curtis L. Dinan
Senior Vice President - Chief Financial Officer and Treasurer

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